EXHIBIT 99.1

General Employment to Present at Marcum MicroCap Investor Conference

June 2nd in New York City at the Grand Hyatt Hotel

Management Will Conduct One-on-One Meetings and Discuss Growth Strategy

NAPERVILLE, IL--(Marketwired – May 19, 2016) - General Employment Enterprises, Inc. ("the Company" or "General Employment") (NYSE MKT: JOB), a provider of professional staffing services and solutions, today announced that the Company will present at the Marcum MicroCap Investor Conference in June in New York City. Management will conduct one-on-one meetings during the conference and make a formal presentation at the Grand Hyatt in New York City. The Marcum MicroCap Conference is dedicated to providing a forum where publicly traded companies with less than $500 million in market capitalization can network with the investment community. The 2016 Conference will be two full days, June 1st and June 2nd, with feature presentations by CEOs and CFOs from seven principal industry sectors, expert panels moderated by industry leaders, and the opportunity to meet with management of presenting companies on a one-on-one basis.

Derek Dewan, Chairman and CEO, will present on Thursday June 2, at 11am EST and will provide the investment community with an overview of the Company's aggressive internal and external growth strategy, an update on the operations, current financial position and value proposition. The presentation will be available on the General Employment website at www.genp.com.

About General Employment Enterprises, Inc.

General Employment Enterprises, Inc. was incorporated in the State of Illinois in 1962, is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and light industrial staffing services through the names of General Employment, Access Data Consulting, Agile Resources, Ashley Ellis, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, General Employment, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR).

About Marcum:

Marcum LLP is one of the largest independent public accounting and advisory services firms in the nation, with offices in major business markets throughout the U.S., Grand Cayman and China. Headquartered in New York City, Marcum provides a full spectrum of traditional tax, accounting and assurance services; advisory, valuation and litigation support; and an extensive range of specialty and niche industry practices. The Firm serves both privately held and publicly traded companies, as well as high net worth individuals, private equity and hedge funds, with a focus on middle-market companies and closely held family businesses. Marcum is a member of the Marcum Group, an organization providing a comprehensive array of professional services.

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Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including certain projections, pro forma financial information and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain or are prefaced by words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale ; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site athttp://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

General Employment Enterprises, Inc.
Andrew J. Norstrud
813.803.8275
invest@genp.com